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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): April 7, 1999



                         Jones Apparel Group, Inc.
           (Exact name of registrant as specified in its charter)
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       PENNSYLVANIA                                      06-0935166
     (State or other             1-10746               (IRS Employer
       jurisdiction      (Commission File Number)  Identification Number)
    of incorporation)


                           250 RITTENHOUSE CIRCLE
                             BRISTOL, PA 19007
           (Address of principal executive offices and Zip Code)


     Registrant's telephone number, including area code: (215) 785-4000

                               Not applicable
       (Former name or former address, if changed since last report)


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Item 5.  Other Events.

          On April 7, 1999, Jones Apparel Group, Inc. (the "Company") filed a Registration Statement on Form S-4 (as amended and supplemented from time to time, the "Exchange Offer Registration Statement"), relating to the proposed issuance of up to 24,426,396 shares of the Company's common stock, par value $.01 per share ("Common Stock"), to be issued in connection with the proposed acquisition by the Company of Nine West Group Inc. ("Nine West"), pursuant to the Agreement and Plan of Merger dated as of March 1, 1999, by and among the Company, Jill Acquisition Sub Inc. and Nine West.

          The proxy statement/prospectus (as amended and supplemented from time to time, the "Proxy/Prospectus") that is a part of the Exchange Offer Registration Statement contains certain historical data of Nine West and certain unaudited pro forma consolidated financial statements that give effect to the acquisition of Nine West by the Company under the purchase method of accounting.

          Exhibit 99.1 contains certain audited consolidated financial statements of Nine West at January 30, 1999, January 31, 1998, and for each of the three years in the period ended January 30, 1999 (collectively, "Nine West's Historical Financial Statements"). Nine West's Historical Financial Statements are hereby incorporated by reference.

          Exhibit 99.2 contains certain unaudited pro forma consolidated financial statements, at or for the year ended December 31, 1998, which give effect to the acquisition of Nine West by the Company under the purchase method of accounting (collectively, the "Pro Forma Annual Financial Statements"). The Pro Forma Annual Financial Statements are hereby incorporated by reference.


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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1 Audited consolidated financial statements of Nine West at January 30, 1999, January 31, 1998, and for each of the three years in the period ended January 30, 1999, incorporated by reference to the Company's Registration Statement on Form S-4/A (Registration Statement No. 333-75867), filed on May 12, 1999

Exhibit 99.2 Unaudited pro forma consolidated financial statements, at or for the year ended December 31, 1998, which give effect to the acquisition of Nine West by the Company under the purchase method of accounting, incorporated by reference to the Company's Registration Statement on Form S-4/A (Registration Statement No.
                333-75867), filed on May 12, 1999


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JONES APPAREL GROUP, INC.,
                                         Registrant

                                        By: /s/ Wesley R. Card
                                            ----------------------------
                                            Wesley R. Card
                                            Chief Financial Officer


   May 13, 1999


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                                EXHIBIT LIST

Exhibit 99.1 Audited consolidated financial statements of Nine West at January 30, 1999, January 31, 1998, and for each of the three years in the period ended January 30, 1999, incorporated by reference to the Company's Registration Statement on Form S-4/A (Registration Statement No. 333-75867), filed on May 12, 1999

Exhibit 99.2 Unaudited pro forma consolidated financial statements, at or for the year ended December 31, 1998, which give effect to the acquisition of Nine West by the Company under the purchase method of accounting, incorporated by reference to the Company's Registration Statement on Form S-4/A (Registration Statement No.
                333-75867), filed on May 12, 1999